UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21586

First Trust Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

First Trust
Enhanced Equity Income Fund (FFA)
Annual Report
For the Year Ended
December 31, 2021

First Trust Enhanced Equity Income Fund (FFA)
Annual Report
December 31, 2021

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Chartwell Investment Partners, LLC (“Chartwell” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Enhanced Equity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.315 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objective, Policies, and Risks section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Enhanced Equity Income Fund (FFA)
Annual Letter from the Chairman and CEO
December 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Enhanced Equity Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended December 31, 2021.
Being that this is a year-end review, I would like to touch on the state of the business climate and securities markets in the U.S. The two biggest stories in 2021 were clearly the ongoing fight against the coronavirus (“COVID-19”) pandemic and the surge in the rate of inflation, which I believe is a byproduct of that fight. The COVID-19 pandemic is closing in on its second anniversary and it continues to curb economic activity in the U.S. and abroad. It is nearly as challenging today as it was at its peak in 2020.
The emergence of the Omicron variant in the latter half of 2021 was particularly disappointing because we had been making some inroads into fully reopening the U.S. economy until its arrival. Americans were dining out. Airline travel was picking up and people were even taking cruises again. We have learned that the Omicron variant, while seemingly not as dangerous as its predecessor, the Delta variant, at least in terms of the number of deaths to date, is still extremely contagious, especially for those individuals who have not been vaccinated. The U.S. federal government has funneled trillions of dollars of stimulus and subsidies into the financial system to mitigate the economic fallout from the pandemic. That level of support is unprecedented and has likely fueled much of the surge in inflation, as measured by the Consumer Price Index (“CPI”). The standard definition for inflation is “too many dollars chasing too few goods.” The explosion of the U.S. money supply has easily overwhelmed the volume of goods available to consumers. Global supply chain bottlenecks, including the backlog of container ships at ports in Southern California, have also contributed to the shortages of goods. In December 2021, the trailing 12-month rate on the CPI was 7.0%, up from 1.4% last December, according to the U.S. Bureau of Labor Statistics. The last time inflation was this elevated was in 1982.
Since the onset of COVID-19, companies and millions of employees have scrambled to adapt to the new normal of working remotely, typically from home. What an amazing thing to watch. While opinions may vary, it has become evident that the workplace culture has probably changed forever. According to Barron’s magazine, we should look for more of a hybrid arrangement moving forward that would entail workers being at the office for three days a week and home for two. I do not believe that the stock and bond markets would have performed nearly as well over the past two years had U.S. businesses not overcome the adversity brought their way by COVID-19. Oh, and the trillions of dollars from the government. In 2021, the S&P 500® Index posted a total return of 28.71%, and that came on the heels of an 18.40% gain in 2020, according to Bloomberg. From 1926-2021 (a span of 96 years), the S&P 500® Index posted an average annual total return of 10.44%, according to Morningstar/Ibbotson Associates. Investors should relish these outsized returns. Bond investors have earned more modest total returns over the past two years. Bond returns were higher for most bond categories in 2020 due to the artificially depressed yield on the 10-Year Treasury Note (“T-Note”). The 10-Year T-Note yield trended higher in 2021, putting some pressure on bond prices. Expect the Federal Reserve to tighten monetary policy by raising short-term interest rates. It could begin as early as March 2022. While the markets could experience some near-term pain, I believe normalizing interest rates and bond yields will prove to be a healthy and necessary transition for the markets long-term.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Enhanced Equity Income Fund (FFA)
“AT A GLANCE”
As of December 31, 2021 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FFA
Common Share Price	$21.29
Common Share Net Asset Value (“NAV”)	$21.38
Premium (Discount) to NAV	(0.42)%
Net Assets Applicable to Common Shares	$427,233,348
Current Quarterly Distribution per Common Share(1)	$0.3150
Current Annualized Distribution per Common Share	$1.2600
Current Distribution Rate on Common Share Price(2)	5.92%
Current Distribution Rate on NAV(2)	5.89%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (8/26/04) to 12/31/21
Fund Performance(3)
NAV	24.38%	15.00%	13.25%	9.03%
Market Value	28.56%	17.69%	14.85%	8.72%
Index Performance
S&P 500® Index	28.71%	18.47%	16.55%	11.01%
CBOE S&P 500 BuyWrite Monthly Index	20.47%	7.84%	7.54%	5.99%
(1)	Most recent distribution paid or declared through December 31, 2021. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of December 31, 2021. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Enhanced Equity Income Fund (FFA)
“AT A GLANCE” (Continued)
As of December 31, 2021 (Unaudited)
Top Ten Holdings	% of Total Investments
Microsoft Corp.	9.3%
Apple, Inc.	8.5
JPMorgan Chase & Co.	3.7
UnitedHealth Group, Inc.	3.2
NVIDIA Corp.	3.1
Alphabet, Inc., Class C	3.1
Thermo Fisher Scientific, Inc.	2.4
Danaher Corp.	2.2
Zoetis, Inc.	2.1
Costco Wholesale Corp.	2.0
Total	39.6%
Sector Allocation	% of Total Investments
Information Technology	31.2%
Health Care	14.8
Financials	11.7
Communication Services	10.7
Consumer Discretionary	10.0
Industrials	6.2
Consumer Staples	5.3
Real Estate	3.4
Utilities	3.4
Energy	2.1
Materials	1.2
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	94.5%
Real Estate Investment Trusts	3.4
Common Stocks - Business Development Companies	1.1
$100 Par Preferred Securities	0.9
Warrants	0.0*
Call Options Written	(0.2)
Net Other Assets and Liabilities	0.3
Total	100.0%

*	Amount is less than 0.1%.

Portfolio Commentary
First Trust Enhanced Equity Income Fund (FFA)
Annual Report
December 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Enhanced Equity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Chartwell Investment Partners, LLC (“Chartwell”), a wholly-owned subsidiary of TriState Capital Holdings, Inc., is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. Chartwell is the portfolio manager of the Fund.
In October Chartwell informed First Trust Advisors L.P. that its parent company, TriState Capital Holdings, Inc. (“TriState”) (NYSE TSC) had agreed to be acquired by Raymond James Financial, Inc., in a stock and cash transaction and therefore will control all of TriState’s assets, including Chartwell. It is anticipated that there will be no changes to Chartwell personnel or the manner in which they perform their sub-advisory duties with respect to the Fund as a result of this transaction. The transaction is anticipated to close in the second quarter of 2022. See the Subsequent Events note in the Notes to Financial Statements later in the report.
Portfolio Management Team
Douglas W. Kugler, CFA
Principal, Senior Portfolio Manager
Peter M. Schofield, CFA
Principal, Senior Portfolio Manager
Commentary
First Trust Enhanced Equity Income Fund
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers in each case that are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund writes (sells) covered call options on a portion of the Fund’s Managed Assets. “Managed Assets” means the total value of the Fund minus the sum of the Fund’s liabilities, including the value of call options written (sold). There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
As we are writing this letter, we are almost two full years into the coronavirus (“COVID-19”) pandemic – something that probably not many people would have thought possible when the news first broke about the virus. Thankfully, the impact of the pandemic on our lives, the economy, and the markets has diminished significantly since its peak during 2020. However, the virus is still affecting us through variants that are more transmissible but appear, in most cases, to have less severity.
The rally off the pandemic lows began in early 2020 with fiscal and monetary authorities providing extraordinary support for the economy. It continued to advance with the eventual creation and rollout of effective vaccines, and the implementation of initial ‘reopenings’ of states from near-total lockdowns. The rally continued in 2021 as vaccination levels climbed, more pandemic restrictions were removed, some of the money from stimulus packages passed in late 2020 started flowing into the economy, the Federal Reserve (the “Fed”) continued its accommodative monetary stance, and an additional $1.9 trillion stimulus package was signed into law. With the help of the impacts from the stimulus packages and the continued reopening of global economies, real gross domestic product (“GDP”) grew at an un-annualized rate of almost 3.8% through the first three quarters of 2021 which provided the underpinnings for stronger than expected corporate earnings growth. That combination of solid GDP growth and better-than-expected earnings fueled a strong rally in the S&P 500® Index (the “Index”) in 2021 as it rose 28.71% (inclusive of dividends, 26.89% price-only) for the 12-month period ended December 31, 2021. The rally was very consistent despite the ‘waves’ of COVID-19 infections that occurred as the Delta and Omicron variants burst upon the scene, various supply chain issues, higher prices and talk of the Fed becoming less accommodative. This consistency was demonstrated by: 1) there only being one instance during 2021 where the Index declined by more than 5% from its peak, and 2) new all-time highs were established each month of 2021 for only the second time since 1928 (there were 70 all-time highs during 2021 with the last on December 29, 2021).

Portfolio Commentary (Continued)
First Trust Enhanced Equity Income Fund (FFA)
Annual Report
December 31, 2021 (Unaudited)
Performance Summary
		Average Annual Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (8/26/04) to 12/31/21
Fund Performance[1]
NAV	24.38%	15.00%	13.25%	9.03%
Market Value	28.56%	17.69%	14.85%	8.72%
Index Performance
S&P 500® Index	28.71%	18.47%	16.55%	11.01%
CBOE S&P 500 BuyWrite Monthly Index	20.47%	7.84%	7.54%	5.99%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
For the 12-month period ended December 31, 2021, the Fund’s net asset value (“NAV”) and market value returns1 were 24.38% and 28.56%, respectively, on a total return basis. The Index returned 28.71% on a total return basis over the same period. The covered call options program had a slightly negative influence on the Fund’s return for the same period, which we were pleased with, given the market’s strength. Overall, the equity portfolio underperformed the Index during the same period as two broad themes in the market worked against the portfolio. As we’ve written about in the past, our approach in managing the Fund is to create a portfolio with a yield that is higher than that of the market while also having an overall valuation that is lower than that of the market. This causes the Fund’s portfolio to have a slight tilt towards the value side of the value/growth stock continuum. Unfortunately for the portfolio, the Russell 1000® Growth Index had a better return than the Russell 1000® Value for the 12-month period ended December 31, 2021, with Growth outperforming Value by about 2.5%. Another, and somewhat stronger, headwind was that lower yielding stocks outperformed higher yielding stocks as shown by a Bank of America study. This study segmented the Index into those stocks with the highest yields and those with the lowest yields and compared their relative performance. For the 12-month period ended December 31, 2021, the 200 stocks in the Index with the lowest yields returned an average of 29.0% while the 200 stocks in the Index with the highest yields returned 23.8%.
Specifically, within the equity portfolio of the Fund, the allocation of investments between sectors and groups was mostly neutral with the bulk of the Fund’s underperformance coming from stock selection. The largest drag on the Fund’s relative performance came from stock selection in the Communication Services and Consumer Discretionary sectors. Examples include holdings in Activision Blizzard, Inc. (-28.0%), Las Vegas Sands Corp. (-36.9%), Alibaba Group Holdings Ltd., ADR (-31.2%, [sold during the period]) and The Walt Disney Co. (-14.5%). An additional detractor from the Fund’s relative performance was stock selection within the Industrials
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Enhanced Equity Income Fund (FFA)
Annual Report
December 31, 2021 (Unaudited)
sector. Portfolio holdings such as Stanley Black & Decker, Inc. (+7.3%), Lockheed Martin Corp. (+3.2%), and Honeywell International, Inc. (-0.3%) did not keep up with the rise of the Index. On the positive side, the Fund’s relative performance was helped by stock selection in the Information Technology sector with stocks like Synopsys, Inc. (+42.2%), Microsoft Inc. (+52.5%) and NVDIA Corp. (+125.5%) strongly outperforming the Index. Also, stock selection in the Health Care sector was beneficial with holdings such as Zoetis, Inc. (+48.3%) and UnitedHealth Group, Inc. (+45.2%) providing good returns.
Managed Distribution Policy
The Fund’s managed distribution policy (the “Plan”) permits the Fund to make periodic distributions of long-term capital gains as frequently as quarterly each tax year. The plan has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. Under the Plan, the Fund currently intends to continue to pay a recurring quarterly distribution in the amount of $0.315 per Common Share that reflects the distributable cash flow of the Fund. The Fund maintained its regular quarterly Common Share distribution of $0.315 per share for the 12-month period ended December 31, 2021. Based on the $0.315 per share quarterly Common Share distribution, the annualized distribution rate as of December 31, 2021 was 5.89% at NAV and 5.92% at market price. For the 12-month period ended December 31, 2021, 22.08% of the distributions were characterized as ordinary income and 77.92% were categorized as realized gain. The final determination of the source and tax status of all 2021 distributions will be made after the end of 2021 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market Outlook
While we wouldn’t characterize the state of affairs at the time of this writing as being back to normal, given the outbreak of the Omicron variant, labor and supply shortages and rapidly rising inflation, the overall economic situation has improved since our last communication. Through both the Delta and Omicron variant ‘waves’, people and institutions around the world have been able to function without much in the way of disruption – particularly compared to the original COVID-19 onslaught. As things continue to return to pre-pandemic life, the stock market’s reaction to that normalization most likely depends on the path that is taken to get there, how long the journey takes and the impact of the Fed’s tightening of monetary policy in reaction to higher inflation and lower unemployment.
With the Index closing near all-time highs, we continue to think the market is looking for strong earnings growth beyond the stunningly high growth we have seen the last few quarters. The ability of companies to attain the strong earnings growth that we believe is expected is partially based on the continued recovery in the economy. As mentioned above, the economy has performed well overall over the last few quarters. However, there are some potential issues that could interfere with the economic growth and recovery that we believe the market is expecting and, if several of them come to fruition, the market could stumble. In no particular order some of these issues are: the impact of fiscal stimulus dissipating; the pace at which the Fed is viewed to be tightening monetary policy; the increasing spread of COVID-19 variants, such as the Omicron variant, both domestically and globally; the possibility of increasing government regulations on certain technology companies and other sectors; whether or not recent increased inflationary readings are here to stay; and the continued supply shortages being seen in both availability of labor and the availability of certain goods.
While the list of possible issues is long, our belief continues to be that human ingenuity, perseverance, and the strength of the worldwide healthcare system will allow us to continue to progress toward something very close to the ‘normal’ that we had before the pandemic struck. While we have no idea when that point will be reached, we think that the time is continuing to draw closer. In the meantime, the hard work of getting our lives and the economy back to normal continues. Should this process continue on a solid path, in our opinion, the market’s expectations should be met and that would provide a solid backdrop for the market and the Fund going forward. Should the reopening stumble or the market’s expectations not be met, we would anticipate a bout of increased volatility which could cause the Index to decline, and possibly, significantly. However, no matter the outcome, we will continue to manage the Fund with the objective of providing a high level of current income and gains and, to a lesser extent, capital appreciation over the market cycle.

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS – 94.5%
	Aerospace & Defense – 1.6%
14,000	Boeing (The) Co. (a) (b)	$2,818,480
11,000	Lockheed Martin Corp.	3,909,510
		6,727,990
	Automobiles – 1.0%
75,000	General Motors Co. (b)	4,397,250
	Banks – 6.3%
350,000	Huntington Bancshares, Inc.	5,397,000
100,000	JPMorgan Chase & Co. (a)	15,835,000
100,000	Truist Financial Corp. (a)	5,855,000
		27,087,000
	Beverages – 2.6%
107,000	Coca-Cola (The) Co. (a)	6,335,470
18,500	Constellation Brands, Inc., Class A (a)	4,642,945
		10,978,415
	Biotechnology – 2.9%
55,000	AbbVie, Inc. (a)	7,447,000
45,000	Horizon Therapeutics PLC (a) (b)	4,849,200
		12,296,200
	Capital Markets – 1.2%
52,500	Morgan Stanley (a)	5,153,400
	Chemicals – 1.2%
15,000	Linde PLC (a)	5,196,450
	Communications Equipment – 1.7%
117,500	Cisco Systems, Inc. (a)	7,445,975
	Diversified Telecommunication Services – 2.6%
215,000	AT&T, Inc. (a)	5,289,000
110,000	Verizon Communications, Inc. (a)	5,715,600
		11,004,600
	Electric Utilities – 2.3%
100,000	Exelon Corp. (a)	5,776,000
135,000	PPL Corp. (a)	4,058,100
		9,834,100
	Entertainment – 3.7%
89,000	Activision Blizzard, Inc. (a)	5,921,170
90,000	Cinemark Holdings, Inc. (a) (b)	1,450,800
157,500	Lions Gate Entertainment Corp., Class B (a) (b)	2,423,925
38,000	Walt Disney (The) Co. (a) (b)	5,885,820
		15,681,715
	Food & Staples Retailing – 2.0%
15,000	Costco Wholesale Corp. (a)	8,515,500
	Food Products – 0.7%
45,000	Mondelez International, Inc., Class A	2,983,950
	Health Care Providers & Services – 3.2%
27,000	UnitedHealth Group, Inc.	13,557,780

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure – 2.4%
85,000	Carnival Corp. (a) (b)	$1,710,200
95,000	Las Vegas Sands Corp. (b)	3,575,800
52,000	Restaurant Brands International, Inc. (a)	3,155,360
47,500	Six Flags Entertainment Corp. (b)	2,022,550
		10,463,910
	Industrial Conglomerates – 1.4%
29,000	Honeywell International, Inc.	6,046,790
	Insurance – 3.1%
35,000	Arthur J. Gallagher & Co.	5,938,450
37,000	Chubb, Ltd. (a)	7,152,470
		13,090,920
	Interactive Media & Services – 4.1%
4,500	Alphabet, Inc., Class C (a) (b)	13,021,155
14,000	Meta Platforms, Inc., Class A (b)	4,708,900
		17,730,055
	IT Services – 2.4%
12,000	Mastercard, Inc., Class A	4,311,840
31,500	PayPal Holdings, Inc. (a) (b)	5,940,270
		10,252,110
	Life Sciences Tools & Services – 4.6%
28,200	Danaher Corp. (a)	9,278,082
15,300	Thermo Fisher Scientific, Inc. (a)	10,208,772
		19,486,854
	Machinery – 2.0%
22,000	Caterpillar, Inc. (a)	4,548,280
22,000	Stanley Black & Decker, Inc. (a)	4,149,640
		8,697,920
	Oil, Gas & Consumable Fuels – 2.1%
50,000	Hess Corp.	3,701,500
58,500	Occidental Petroleum Corp.	1,695,915
19,000	Pioneer Natural Resources Co.	3,455,720
		8,853,135
	Pharmaceuticals – 3.6%
100,000	Bristol-Myers Squibb Co. (a)	6,235,000
37,500	Zoetis, Inc. (a)	9,151,125
		15,386,125
	Road & Rail – 1.2%
70,000	Canadian Pacific Railway Ltd. (a)	5,035,800
	Semiconductors & Semiconductor Equipment – 6.0%
137,000	Intel Corp.	7,055,500
56,500	Micron Technology, Inc.	5,262,975
45,000	NVIDIA Corp. (a)	13,234,950
		25,553,425
	Software – 12.5%
14,000	Adobe, Inc. (a) (b)	7,938,840
118,000	Microsoft Corp. (a)	39,685,760
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
16,000	Synopsys, Inc. (b)	$5,896,000
		53,520,600
	Specialty Retail – 4.6%
95,000	American Eagle Outfitters, Inc. (a)	2,405,400
18,500	Burlington Stores, Inc. (a) (b)	5,392,935
125,000	Foot Locker, Inc. (a)	5,453,750
24,000	Lowe’s Cos., Inc. (a)	6,203,520
		19,455,605
	Technology Hardware, Storage & Peripherals – 8.5%
204,000	Apple, Inc. (a)	36,224,280
	Textiles, Apparel & Luxury Goods – 1.9%
50,000	NIKE, Inc., Class B (a)	8,333,500
	Water Utilities – 1.1%
24,000	American Water Works Co., Inc. (a)	4,532,640
	Total Common Stocks	403,523,994
	(Cost $246,938,482)
REAL ESTATE INVESTMENT TRUSTS – 3.4%
	Equity Real Estate Investment Trusts – 3.4%
34,000	Crown Castle International Corp. (a)	7,097,160
72,000	Gaming and Leisure Properties, Inc. (a)	3,503,520
120,000	Healthcare Trust of America, Inc., Class A	4,006,800
	Total Real Estate Investment Trusts	14,607,480
	(Cost $10,220,886)
COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES - 1.1%
	Capital Markets – 1.1%
215,000	Ares Capital Corp. (a)	4,555,850
	(Cost $3,728,891)
WARRANTS – 0.0%
	Oil, Gas & Consumable Fuels – 0.0%
7,312	Occidental Petroleum Corp., expiring 08/03/2027 (b)	92,204
	(Cost $36,194)

Shares	Description	Stated Rate	Stated Maturity	Value
$100 PAR PREFERRED SECURITIES – 0.9%
	Health Care Equipment & Supplies – 0.6%
22,500	Boston Scientific Corp., Series A	5.50%	06/01/23	2,579,850
	Media – 0.3%
27,000	ViacomCBS, Inc., Series A	5.75%	04/01/24	1,355,940
	Total $100 Par Preferred Securities			3,935,790
	(Cost $4,323,308)
Total Investments – 99.9%	426,715,318
(Cost $265,247,761) (c)

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
December 31, 2021
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.2)%
(100)	AbbVie, Inc.	$(1,354,000)	$136.00	01/21/22	$(19,600)
(175)	American Eagle Outfitters, Inc.	(443,100)	27.50	01/21/22	(8,225)
(400)	AT&T, Inc.	(984,000)	25.00	01/21/22	(8,400)
(70)	Burlington Stores, Inc.	(2,040,570)	305.00	01/21/22	(25,025)
(150)	Carnival Corp.	(301,800)	24.00	01/21/22	(1,650)
(30)	Costco Wholesale Corp.	(1,703,100)	580.00	01/21/22	(15,150)
(50)	Crown Castle International Corp.	(1,043,700)	210.00	01/21/22	(16,250)
(90)	Horizon Therapeutics PLC	(969,840)	115.00	01/21/22	(9,000)
(30)	Meta Platforms, Inc., Class A	(1,009,050)	360.00	01/21/22	(5,520)
(250)	Micron Technology, Inc.	(2,328,750)	97.50	01/21/22	(37,750)
(150)	Micron Technology, Inc.	(1,397,250)	105.00	01/21/22	(6,450)
(125)	NIKE, Inc., Class B	(2,083,375)	177.50	01/21/22	(6,000)
(100)	NVIDIA Corp.	(2,941,100)	340.00	01/21/22	(15,500)
(100)	Occidental Petroleum Corp.	(289,900)	33.00	01/21/22	(1,800)
(250)	S&P 500® Index (d)	(119,154,500)	4,875.00	01/21/22	(315,000)
(300)	S&P 500® Index (d)	(142,985,400)	4,900.00	01/21/22	(210,000)
(30)	Synopsys, Inc.	(1,105,500)	380.00	01/21/22	(13,800)
	Total Call Options Written				(715,120)
	(Premiums received $897,057) (c)

Net Other Assets and Liabilities – 0.3%	1,233,150
Net Assets – 100.0%	$427,233,348

(a)	All or a portion of these securities are pledged to cover index call options written.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $269,533,484. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $173,189,335 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $16,722,621. The net unrealized appreciation was $156,466,714. The amounts presented are inclusive of derivative contracts.
(d)	Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund’s portfolio.
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
December 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 403,523,994	$ 403,523,994	$ —	$ —
Real Estate Investment Trusts*	14,607,480	14,607,480	—	—
Common Stocks - Business Development Companies*	4,555,850	4,555,850	—	—
Warrants*	92,204	92,204	—	—
$100 Par Preferred Securities*	3,935,790	3,935,790	—	—
Total Investments	$ 426,715,318	$ 426,715,318	$—	$—

LIABILITIES TABLE
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (715,120)	$ (681,870)	$ (33,250)	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statement of Assets and Liabilities
December 31, 2021
ASSETS:
Investments, at value (Cost $265,247,761)	$ 426,715,318
Cash	1,433,090
Dividends receivable	271,996
Prepaid expenses	3,076
Total Assets	428,423,480
LIABILITIES:
Options written, at value (Premiums received $897,057)	715,120
Payables:
Investment advisory fees	357,936
Audit and tax fees	54,163
Shareholder reporting fees	26,078
Administrative fees	19,677
Custodian fees	5,291
Transfer agent fees	5,286
Legal fees	3,887
Financial reporting fees	771
Other liabilities	1,923
Total Liabilities	1,190,132
NET ASSETS	$427,233,348
NET ASSETS consist of:
Paid-in capital	$ 263,882,127
Par value	199,828
Accumulated distributable earnings (loss)	163,151,393
NET ASSETS	$427,233,348
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$21.38
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	19,982,838
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statement of Operations
For the Year Ended December 31, 2021
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $18,094)	$ 6,072,686
Interest	323
Total investment income	6,073,009
EXPENSES:
Investment advisory fees	4,036,539
Administrative fees	199,514
Shareholder reporting fees	92,374
Audit and tax fees	54,496
Transfer agent fees	32,021
Listing expense	23,766
Trustees’ fees and expenses	16,140
Legal fees	13,443
Custodian fees	12,881
Financial reporting fees	9,250
Other	21,559
Total expenses	4,511,983
NET INVESTMENT INCOME (LOSS)	1,561,026
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	29,053,745
Written options contracts	(594,551)
Net realized gain (loss)	28,459,194
Net increase from payment by the sub-advisor	52,217
Net change in unrealized appreciation (depreciation) on:
Investments	56,949,923
Written options contracts	(42,701)
Foreign currency translation	106
Net change in unrealized appreciation (depreciation)	56,907,328
NET REALIZED AND UNREALIZED GAIN (LOSS)	85,418,739
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 86,979,765

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statements of Changes in Net Assets
	Year Ended 12/31/2021	Year Ended 12/31/2020
OPERATIONS:
Net investment income (loss)	$ 1,561,026	$ 2,473,957
Net realized gain (loss)	28,459,194	20,203,325
Net increase from payment by the sub-advisor	52,217	—
Net change in unrealized appreciation (depreciation)	56,907,328	27,336,667
Net increase (decrease) in net assets resulting from operations	86,979,765	50,013,949
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(25,178,376)	(22,780,435)
Total increase (decrease) in net assets	61,801,389	27,233,514
NET ASSETS:
Beginning of period	365,431,959	338,198,445
End of period	$ 427,233,348	$ 365,431,959
COMMON SHARES:
Common Shares at end of period	19,982,838	19,982,838
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 18.29	$ 16.92	$ 13.89	$ 16.51	$ 15.23
Income from investment operations:
Net investment income (loss)	0.07	0.12	0.17	0.19	0.20
Net realized and unrealized gain (loss)	4.28 (a)	2.39	4.00	(1.67)	2.19
Total from investment operations	4.35	2.51	4.17	(1.48)	2.39
Distributions paid to shareholders from:
Net investment income	(0.18)	(0.08)	(0.14)	(0.19)	(0.23)
Net realized gain	(1.08)	(1.06)	(1.00)	(0.95)	(0.88)
Total distributions paid to Common Shareholders	(1.26)	(1.14)	(1.14)	(1.14)	(1.11)
Net asset value, end of period	$21.38	$18.29	$16.92	$13.89	$16.51
Market value, end of period	$21.29	$17.62	$17.25	$12.92	$16.19
Total return based on net asset value (b)	24.38% (a)	16.84%	30.78%	(9.19)%	16.53% (a)
Total return based on market value (b)	28.56%	10.41%	43.34%	(13.86)%	28.82%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 427,233	$ 365,432	$ 338,198	$ 277,443	$ 329,835
Ratio of total expenses to average net assets	1.12%	1.15%	1.14%	1.14%	1.14%
Ratio of net investment income (loss) to average net assets	0.39%	0.77%	1.08%	1.13%	1.21%
Portfolio turnover rate	14%	20%	37%	45%	36%

(a)	During the fiscal years ended December 31, 2021 and 2017, the Fund received reimbursements from Chartwell in the amounts of $52,217 and $17,250, respectively, each representing less than $0.01 per share. Since the Fund was reimbursed, there was no effect on the Fund’s total return.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021
1. Organization
First Trust Enhanced Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 20, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FFA” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers, in each case that are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund writes (sells) covered call options on a portion of the Fund’s Managed Assets. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities, including the value of call options written (sold). There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.315 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold) and dividends declared but unpaid) by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), exchange-traded funds, convertible preferred stocks, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2021, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021
writing (selling) the options. The Fund may write (sell) covered call options (“options”) on all or a portion of the equity securities held in the Fund’s portfolio and on securities indices as determined to be appropriate by Chartwell Investment Partners, LLC (“Chartwell” or the “Sub-Advisor”), consistent with the Fund’s investment objective. The number of options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) “naked” or uncovered options. If certain equity securities held in the Fund’s portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
Options the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including the amortization of premiums and accretion of discounts.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021
automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. For the fiscal year ended December 31, 2021, there were no tax adjustments made to accumulated distributable earnings (loss) accounts due to differences between book and tax treatments. Accumulated distributable earning (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2021 and 2020, was as follows:
Distributions paid from:	2021	2020
Ordinary income	$5,559,791	$4,535,363
Capital gains	19,618,585	18,245,072
Return of capital	—	—
As of December 31, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$44,906
Undistributed capital gains	6,639,667
Total undistributed earnings	6,684,573
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation)	156,466,820
Total accumulated earnings (losses)	163,151,393
Other	—
Paid-in capital	264,081,955
Total net assets	$427,233,348
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2021, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards that may be carried forward indefinitely.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2021, the Fund did not incur any net late year ordinary or capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of December 31, 2021, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021
F. Expenses
The Fund will pay all expenses directly related to its operations.
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Chartwell manages the Fund’s portfolio subject to First Trust’s supervision. Chartwell receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid monthly by First Trust out of its investment advisory fee.
During the fiscal year ended December 31, 2021, the Fund received a reimbursement from the Sub-Advisor of $52,217 in connection with a trade error.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) served as the Fund’s transfer agent in accordance with certain fee arrangements until December 31, 2021. Effective December 31, 2021, Computershare, Inc. (“Computershare”) commenced serving as the Fund’s transfer agent. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended December 31, 2021, were $54,150,692 and $73,765,550, respectively.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at December 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	$ —	Options written, at value	$ 715,120
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$(594,551)
Net change in unrealized appreciation (depreciation) on written options contracts	(42,701)
During the fiscal year ended December 31, 2021, the premiums for written options opened were $15,135,893, and the premiums for written options closed, exercised and expired were $14,871,004.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
In October Chartwell informed First Trust Advisors L.P. that its parent company, TriState Capital Holdings, Inc. (“TriState”) (NYSE TSC) had agreed to be acquired by Raymond James Financial, Inc. (“Raymond James”), in a stock and cash transaction and therefore will control all of TriState’s assets, including Chartwell (the “Transaction”). The Transaction is anticipated to close in the second quarter of 2022, subject to regulatory requirements and other customary closing conditions. The consummation of the Transaction may be deemed to be an “assignment” (as defined in the 1940 Act) of the sub-advisory agreement between the Fund, First Trust and Chartwell, which would result in the automatic termination of the agreement.
On December 6, 2021, the Board of Trustees of the Fund voted to approve new and interim sub-advisory agreements. The Fund will enter into the interim sub-advisory agreement among the Fund, First Trust and Chartwell on the date of the closing of the Transaction so that Chartwell can continue as investment sub-advisor to the Fund following the closing of the Transaction.
A shareholder meeting of the Fund will be scheduled to vote on a proposal to approve the new sub-advisory agreement with Chartwell previously approved by the Board of Trustees on or before 150 days from the date of the close of the Transaction. The interim sub-advisory agreement and a new sub-advisory agreement will be substantially similar to each of the Fund’s previous agreements.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Enhanced Equity Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Enhanced Equity Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 22, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. BNY Mellon Investment Servicing (US) Inc. served as the Plan Agent until December 31, 2021. Effective December 31, 2021, Computershare Trust Company N.A. commenced serving as the Fund’s Plan Agent. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc. P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021 (Unaudited)
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the year ended December 31, 2021, the amount of long-term capital gain distributions designated by the Fund was $19,618,585 which is taxable at the applicable capital gain tax rates for federal income tax purposes.
Of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2021, 78.07% qualified for the corporate dividends received deduction available to corporate shareholders. The Fund hereby designates as qualified dividend income 79.74% of its ordinary income distributions (including short-term capital gain, if applicable), for the year ended December 31, 2021.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 28, 2021, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 26, 2021. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of First Trust Enhanced Equity Income Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2024. The number of votes cast in favor of Mr. Erickson was 13,282,125 and the number of votes withheld was 4,130,050. The number of votes cast in favor of Mr. Kadlec was 13,269,984 and the number of votes withheld was 4,142,191. James A. Bowen, Denise M. Keefe, Niel B. Nielson, and Robert F. Keith are the other current and continuing Trustees.

Investment Objective, Policies and Risks
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objective
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation.
Principal Investment Policies
Under normal market conditions, the Fund pursues an integrated investment strategy in which it invests substantially all of its Managed Assets (as defined below) in a diversified portfolio of common stock of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing basis writes (sells) covered call options. Common stocks are selected by the Sub-Advisor by utilizing a combination of its proprietary quantitative/qualitative selection criteria. The covered call options written (sold) by the Fund are normally against the equity securities that are held in the Fund’s portfolio with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund’s investment objective.
“Managed Assets” means the average daily gross assets of the Fund minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Common Shares and accrued liabilities (including the value of call options written (sold)).
Under normal market conditions the Fund seeks to produce a high level of current income and gains primarily from the premium income it receives from writing (selling) call options, from the dividends received on the equity securities held in the Fund’s portfolio, and to a lesser extent, from capital appreciation in the value of equity securities underlying such covered call options.
•	Common Stock/Equity Securities: The Sub-Advisor selects common stocks and equity securities by utilizing its proprietary quantitative/qualitative selection criteria, which focuses on sectors, industries and individual common stocks and equity securities that exhibit strong fundamental characteristics.
o	The Fund invests substantially all, but in no event less than 90%, of its Managed Assets in common stocks and other equity securities such as Real Estate Investment Trusts, Master Limited Partnerships and Investment Companies (including exchange-traded funds and business development companies).
o	The Fund may invest up to 20% of its Managed Assets in U.S. dollar-denominated equity securities of foreign issuers.
o	The Fund may invest up to 10% of its Managed Assets in equity securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly.
o	The Fund may invest up to 25% of its Managed Assets in the equity securities of issuers in a single industry or sector of the economy.
•	Covered Call Options: The Fund writes (sells) covered call options, which may include Long-Term Equity AnticiPation Securities (“LEAPS®”), held against the equity securities held in the Fund’s portfolio with strike prices (defined below) and expiration dates (defined below) that are collectively intended to provide risk/reward characteristics that are consistent with the Fund’s investment objective.
o	The Fund’s Sub-Advisor writes (sells) call options as determined to be appropriate, consistent with the Fund’s investment objective.
o	The Fund writes (sells) options that are considered “covered” because the Fund owns equity securities against which the options are written (sold). The number of call options the Fund can write (sell) is limited by the number of equity securities the Fund holds in its portfolio.
o	The Fund does not write (sell) “naked” options, i.e., options on more equity securities than are held in the Fund’s portfolio.
o	When the Fund writes (sells) a call option, it sells to the buyer (the “option holder”) the right, but not the obligation, to purchase a particular asset (the underlying equity security) from the Fund at a fixed price (the “strike price”) on or before a specified date (the “expiration date”). In exchange for the right to purchase the underlying equity security, the option holder pays a fee (a “premium”) to the Fund. The Fund typically utilizes “American-style” options, which may be exercised at any time between the date of purchase and the expiration date. The Fund may write (sell) “European-style” options, which may be exercised only during a specified period of time just prior to the expiration date.

Investment Objective, Policies and Risks (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021 (Unaudited)
o	A call option normally represents the right to purchase 100 shares of the underlying equity security.
o	Conventional listed call options have expiration dates which generally can be up to nine months from the date the call options are first listed for trading. Longer-term call options, such as LEAPS®, can have expiration dates up to three years from the date of listing.
o	The Fund primarily writes (sells) call options which are “out-of-the-money”, meaning options with a strike price above the current market price of the underlying equity security. The Fund may write (sell) “in-the-money” (call options with a strike price below the current market price of the underlying equity security) and “at-the-money” (call options with a strike price equal to the current price of the underlying equity security). In-the-money and at-the-money call options may be written (sold) as a defensive measure to protect against a possible decline in the underlying security.
In addition to the Fund’s use of covered call option writing (selling), the Fund may, but is not required to, use various hedging and strategic transactions to facilitate portfolio management and mitigate risks. In utilizing these strategic transactions, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions. The Fund may purchase derivative investments that combine features of these instruments.
The Fund’s investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as further detailed below. The remainder of the Fund’s investment policies, unless otherwise stated, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees of the Fund without approval of the holders of the Fund’s Common Shares. The Fund will provide investors with at least 60 days prior notice of any change in the Fund’s investment strategy.
Fundamental Investment Policies
Except as provided below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares:
(1)	issue senior securities, as defined in the 1940 Act, other than the borrowings permitted by investment restriction (2) set forth below;
(2)	borrow money, except as permitted by the 1940 Act;
(3)	act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;
(4)	purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;
(5)	purchase or sell physical commodities (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;
(6)	make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;
(7)	with respect to 75% of its total assets, purchase any securities, if as a result more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation; and
(8)	invest 25% or more of its total assets in securities of issuers in any single industry, provided there shall be no limitation on the purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
For the purpose of applying the limitation set forth in subparagraph (7) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or

Investment Objective, Policies and Risks (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021 (Unaudited)
other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.
Under the 1940 Act, when used with respect to particular shares of the Fund, a “majority of the outstanding” Common Shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting shares are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting shares, whichever is less.
Principal Risks
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuers or their industries occur. An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
Income Risk. Net investment income paid by the Fund to its Common Shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund’s portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund’s portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels. The Fund cannot assure as to what percentage of the distributions paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.
Industry and Sector Risk. The Fund may not invest 25% or more of its total assets in securities of issuers in any single industry. If the Fund is focused in an industry, it may present more risks than if it were broadly diversified over numerous industries of the economy. Individual industries may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.
The Fund may invest 25% or more of its total assets in securities of issuers in a single sector. Currently, the Fund makes significant investments in equity securities of companies in the information technology sector. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition;

Investment Objective, Policies and Risks (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021 (Unaudited)
aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.
Investment Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.
Management Risk and Reliance on Key Personnel. In managing the Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. Additionally, the implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value.
Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (iv) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions and differing legal standards; (v) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vi) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate

Investment Objective, Policies and Risks (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021 (Unaudited)
processes and technology or systems failures. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Option Risk. The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund’s portfolio as determined to be appropriate by the Fund’s Sub-Advisor, consistent with the Fund’s investment objective. The ability to successfully implement the Fund’s investment strategy depends on the Sub-Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.
Potential Conflicts of Interest Risk. First Trust, Chartwell and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Chartwell currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Enhanced Equity Income Fund (the “Fund”), including the Independent Trustees, unanimously approved (1) an Interim Investment Sub-Advisory Agreement (the “Interim Agreement”) among the Fund, First Trust Advisors L.P. (the “Advisor”) and Chartwell Investment Partners, LLC (the “Sub-Advisor”); and (2) a new Investment Sub-Advisory Agreement (the “New Agreement”) among the Fund, the Advisor and the Sub-Advisor. The Interim Agreement and the New Agreement are collectively referred to as the “Agreements.” The Board approved the Agreements at a meeting held on December 5–6, 2021. The Board determined that the approval of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
The Sub-Advisor currently serves as investment sub-advisor to the Fund pursuant to an Investment Sub-Advisory Agreement (the “Current Agreement”) among the Fund, the Advisor and the Sub-Advisor. Prior to the December 2021 meeting, the Board was informed that TriState Capital Holdings, Inc. (“TriState”), the Sub-Advisor’s parent company, had entered into a definitive agreement under which Raymond James Financial, Inc. would acquire TriState (the “Transaction”). The Board was informed that the consummation of the Transaction, which is anticipated to occur during the second quarter of 2022, would operate as an “assignment” of the Current Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”), and as a result the Current Agreement would terminate pursuant to its terms and the requirements of the 1940 Act. The Agreements were proposed to the Board in connection with the Transaction to provide for the continuous management of the Fund by the Sub-Advisor following the consummation of the Transaction. The Board noted that the New Agreement will be submitted to shareholders of the Fund for their approval and that the Interim Agreement would become effective only if shareholders of the Fund do not approve the New Agreement prior to the consummation of the Transaction and would remain in effect until the earlier of 150 days from the consummation of the Transaction or shareholder approval of the New Agreement.
On October 28, 2021, counsel to the Independent Trustees provided the Sub-Advisor with a request for information regarding the Transaction and its expected impact on the Sub-Advisor. At an executive session held on December 2, 2021, as well as at the meeting held on December 5–6, 2021, the Board, including the Independent Trustees, discussed the Transaction and reviewed the materials provided by the Sub-Advisor in response to the request that, among other things, outlined the structure and details of the Transaction and the Transaction’s expected impact on the Sub-Advisor’s management of the Fund under the Agreements.
To reach its determination in approving the Agreements for the Fund, the Board considered its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted that, based on the information provided by the Advisor and the Sub-Advisor, any differences in the terms and conditions of each Agreement, including the effective and termination dates and any provisions of the Interim Agreement required by Rule 15a-4 under the 1940 Act, and the terms and conditions of the Current Agreement were immaterial to the Sub-Advisor’s management of the Fund. The Board considered that the information provided by the Sub-Advisor in response to the Independent Trustees’ request for information included representations that the Sub-Advisor anticipates no changes to key personnel who work on matters relating to the Fund, including the portfolio management team, senior management and compliance personnel, as a result of the Transaction; that the sub-advisory fee rate for the

Investment Objective, Policies and Risks (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021 (Unaudited)
Fund would remain the same; and that the Transaction would not result in any diminution in the nature, quality and extent of the services provided to the Fund by the Sub-Advisor. In addition, representatives of the Sub-Advisor joined the December 2021 Board meeting and discussed the Transaction with the Board.
The Board also considered that it had last approved the Current Agreement for the Fund during the annual contract renewal process that concluded at the Board’s June 6–7, 2021 meeting. Given the Sub-Advisor’s representations that there would be no changes in the services provided to the Fund as a result of the Transaction, that any differences in the terms of the Current Agreement and the New Agreement were immaterial to the Sub-Advisor’s management of the Fund and that, except as discussed in the response to the Independent Trustees’ October 28, 2021 request to the Sub-Advisor relating to the Transaction, the Board could continue to rely on the materials provided by the Sub-Advisor in connection with the June 2021 renewal of the Current Agreement, the Board determined that its prior considerations in approving the renewal of the Current Agreement remained relevant. The Board noted that, in reviewing and renewing the Current Agreement:
•	The Board considered the nature, extent and quality of the services provided by the Sub-Advisor and that the Sub-Advisor actively manages the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Sub-Advisor were satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with the Fund’s investment objective, policies and restrictions.
•	The Board noted that the sub-advisory fee for the Fund is paid by the Advisor from the advisory fee payable under the Fund’s investment advisory agreement and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board received and reviewed information showing the sub-advisory fee rate for the Fund as compared to fees charged to other clients of the Sub-Advisor.
•	The Board considered performance information for the Fund. The Board noted the process that it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2020 to that of two benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge Financial Solutions, Inc., an independent source. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median and one of the benchmark indexes for the one-, three-, five- and ten-year periods ended December 31, 2020. The Board also noted that the Fund underperformed the other benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2020.
•	On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the sub-advisory fee continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Sub-Advisor to the Fund under the Current Agreement.
•	The Board considered the Sub-Advisor’s statement that since the Sub-Advisor’s inception as sub-advisor, assets in the Fund have not grown considerably, so further economies of scale have not been achieved. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor for the Fund from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including that the Sub-Advisor enters into soft-dollar arrangements in connection with the Fund, and considered a summary of such arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, including the information considered and conclusions reached in connection with the June 2021 renewal of the Current Agreement, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements were fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	216	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	216	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	216	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Three Year Term • Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	216	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	216	None
(1)	Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	216	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since December 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, LLC
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $38,000 for 2020 and $38,000 for 2021.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2020 and $0 for 2021.

Audit-Related Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2020 and $0 for 2021.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,263 for 2020 and $5,287 for 2021. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor were $0 for 2020 and $0 for 2021.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2020 and $0 for 2021.

All Other Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2020 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for 2020 were $5,263 and $23,200 for the Registrant and the registrant’s investment advisor, respectively, and for 2021 were $5,287 and $16,500, for the registrant and the registrant’s investment advisor, respectively.
(h)	The registrant’s audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson, Denise Keefe and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of March 11, 2022.

Chartwell Investment Partners, LLC (“Chartwell”), a wholly owned subsidiary of TriState Capital Holdings, Inc., is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. The Chartwell Portfolio Management Team consists of the following:

Douglas W. Kugler, CFA

Principal, Senior Portfolio Manager

Mr. Kugler is a Senior Portfolio Manager on Chartwell’s large-cap equity portfolio management team and has over 20 years of investment industry experience. His areas of focus include the Consumer Discretionary, Industrials, Materials and Technology sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) the last of which was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. Mr. Kugler earned a Bachelor’s degree in Accounting from the University of Delaware.

Peter M. Schofield, CFA

Principal, Senior Portfolio Manager

Mr. Schofield is a Senior Portfolio Manager on Chartwell’s large-cap equity portfolio management team and has over 30 years of investment industry experience. His areas of focus include Consumer Staples, Health Care and Information Technology. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor’s degree in History from the University of Pennsylvania.

The investment team for the First Trust Enhanced Equity Income Fund consists of two portfolio managers with an average of 28 years of investment experience. All team members (portfolio managers and analysts) conduct fundamental research and meet with company management. Purchase and sale decisions are discussed among the team members, however, final decision-making responsibility rests with Mr. Kugler. In addition, while each team member may be consulted on any options transactions involving the portfolio, Mr. Kugler has full responsibility for decisions involving the options program.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of December 31, 2021

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Douglas W. Kugler	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$1.7M	0	$0
	Other Accounts:	17	$578.4M	0	$0

2. Peter M. Schofield	Registered Investment Companies:	1	$75.3M	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	17	$578.4M	0	$0

Potential Conflicts of Interests

The portfolio managers manage other accounts for Chartwell including institutional portfolios of similar investment styles. None of these portfolio managers manage any hedge funds nor any accounts with performance-based fees. When registered funds and investment accounts are managed side-by-side, firm personnel must strictly follow the policies and procedures outlined in our Trade Allocation Policy to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. When registered funds and investment accounts are trading under the same investment product, and thus trading the same securities, shares are allocated on a pro-rata basis based on market value, and all portfolios obtain the same average price.

On a monthly basis, Jon Caffey, a member of our Compliance Group, oversees the performance calculation process handled in Operations, and completes a spreadsheet of monthly portfolio returns by client. Caffey provides this spreadsheet to the CEO, COO, CCO and various investment personnel for their review. Any performance dispersion noted by anyone on the distribution list is investigated by Caffey by reviewing the underlying transactional detail, holdings & security weightings by portfolio. This monthly process ensures that all portfolios that are managed under the same investment product are treated fairly and traded in accordance with firm policy.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of December 31, 2021

The compensation paid to a Chartwell portfolio manager and analyst consists of base salary, annual bonus, ownership distribution, and an annual profit-sharing contribution to the firm’s retirement plan.

A portfolio manager’s and analyst’s base salary is determined by Chartwell’s Compensation Committee and is reviewed at least annually. A portfolio manager’s and analyst’s experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager’s contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm. For employee retention purposes, if an individual employee’s bonus exceeds $50,000 for a given year, an amount equal to 25% of the bonus is deferred and paid 3 years after the initial pay date. Chartwell also provides a profit sharing and 401(k) plan for all employees. The annual profit-sharing contribution and/or matching contribution from Chartwell is discretionary and based solely on the profitability of the firm.

The performance of the fund does factor into each portfolio manager’s compensation. Chartwell considers the one (1) and three (3) year performance of the fund compared to a combination of either the S&P 500 or BXM benchmarks and the fund’s performance compared to its’ peer group in consideration of each portfolio manager’s compensation

As described above, for employee retention purposes, if an individual employee’s bonus exceeds $50,000 for a given year, an amount equal to 25% of the bonus is deferred and paid 3 years after the initial paydate. Chartwell also provides a profit sharing and 401(k) plan for all employees.

(a)(4) Disclosure of Securities Ownership

Information provided as of December 31, 2021:

Name of Portfolio Manager or Team Member	Dollar Range of Fund Shares Beneficially Owned

Douglas W. Kugler	$100,001-500,000
Peter M. Schofield	None

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-end Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(c)	to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19a-l under the 1940 Act, dated March 24, 2010.(1)

(1)	The Fund received exemptive relief from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each taxable year. The relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders. In that regard, attached as an exhibit to this filing is a copy of such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Enhanced Equity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 11, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 11, 2022

* Print the name and title of each signing officer under his or her signature.